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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 28, 2003

                            NATIONAL WATERWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                     333-102430                05-0532711
(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)

                          200 WEST HIGHWAY 6, SUITE 620
                                WACO, TEXAS 76712
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355

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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)  Exhibits

99.1 Press release dated October 28, 2003 announcing results of operations for the quarter ended September 26, 2003.

Item 9.           Regulation FD Disclosure

99.2 Press release dated October 29, 2003 announcing that the Registrant will seek the consent of the holders of its 10.50% Senior Subordinated Notes due 2012 to amend the restricted payments covenant of the indenture pursuant to which such notes were issued.

Item 12.          Disclosure of Results of Operations and Financial Condition

         This Current Report on Form 8-K and the earnings press release and consent solicitation press release attached hereto are being furnished by National Waterworks, Inc. (the "Registrant") pursuant to Item 7 ("Financial Statements, Pro Forma Financial Information and Exhibits"), Item 9 ("Regulation FD Disclosure") and Item 12 ("Disclosure of Results of Operations and Financial Condition") of Form 8-K, insofar as they disclose historical information regarding the Registrant's results of operations or financial condition for the quarter ended September 26, 2003 and certain actions of the Registrant going forward.

         On October 28, 2003, the Registrant issued a press release announcing its financial results for the quarter ended September 26, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         On October 29, 2003, the Registrant issued a press release announcing that it will seek the consent of the holders of its 10.50% Senior Subordinated Notes due 2012 to amend the restricted payments covenant of the indenture pursuant to which such notes were issued. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K, including Exhibit
99.1 and Exhibit 99.2, is furnished pursuant to Item 7, Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATIONAL WATERWORKS, INC.
                                                   (Registrant)

October 30, 2003                             By: /s/ Mechelle Slaughter
                                                 ------------------------------
                                                 Name: Mechelle Slaughter
                                                 Title: Chief Financial Officer

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                                  Exhibit Index

Exhibit No.                               Description
-----------                               -----------
99.1              Press release of National Waterworks, Inc. dated October 28,
                  2003 announcing results of operations for the quarter ended
                  September 26, 2003

99.2              Press release of National Waterworks, Inc. dated October 29,
                  2003 announcing that it will seek the consent of the holders of its 10.50% Senior Subordinated Notes due 2012 to amend the restricted payments covenant of the indenture pursuant to which such notes were issued

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